                             THE GABELLI ASSET FUND

                              One Corporate Center
                            Rye, New York 10580-1434

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997


TO OUR SHAREHOLDERS,

     The stock market roared out of the blocks in January, but quickly lost momentum as inflation jitters and a slumping bond market muddied the track. In late March, a rate hike by the Federal Reserve and much stronger than expected economic data stampeded equities investors, eroding most of the market's earlier gains. The Dow Jones Industrial Average and Standard & Poor's 500 Index closed the quarter with modest gains of 1.7% and 2.7%, respectively. Smaller stocks continued to lag as evidenced by the Russell 2000 Index's 5.2% decline.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1997, The Gabelli Asset Fund's total return was 2.2%. The Value Line Composite and Russell 2000 Indexes had returns of 0.1% and (5.2)%, respectively over the same period. The S&P 500 was up 2.7%. Each index is an unmanaged indicator of stock market performance.

     For the five-year period ended March 31, 1997, the Fund's return averaged 13.8% annually, versus average annual returns of 14.2%, 12.8% and 16.4% for the Value Line Composite, the Russell 2000 Index and the S&P 500, respectively.

     For the ten years ended March 31, 1997, The Gabelli Asset Fund achieved a total return of 265.3%, which equates to an average annual return of 13.8%, as compared to 10.8%, 12.8% and 13.4% average annual returns over the same time period for the Value Line Composite, Russell 2000 and S&P 500, respectively. We believe that the future will again witness our ability to attain and exceed our long-term return goal of ten percent real.

     Since its inception on March 3, 1986 through March 31, 1997, the Fund has had a total return of 392.7%, which equates to an average annual return of 15.5%.

WHAT WE DO

     We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

     In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.


INVESTMENT RESULTS (a)
----------------------------------------------------------------------------------------------------
                                                       QUARTER
                                     ------------------------------------------
                                     1ST         2ND        3RD             4TH          YEAR
                                     ---         ---        ---             ---          ----
    1997:  Net Asset Value ......  $27.00           -           -               -             -
           Total Return .........     2.2%          -           -               -             -
----------------------------------------------------------------------------------------------------

    1996:  Net Asset Value ......  $27.44      $28.09      $27.92          $26.42        $26.42
           Total Return .........     6.6%        2.4%      (0.6)%            4.5%         13.4%
----------------------------------------------------------------------------------------------------
    1995:  Net Asset Value ......  $23.84      $25.10      $26.76          $25.75        $25.75
           Total Return .........    7.3%         5.3%        6.6%            3.7%         24.9%
----------------------------------------------------------------------------------------------------
    1994:  Net Asset Value ......  $22.63      $22.36      $23.56          $22.21        $22.21
           Total Return .........   (2.9)%      (1.2)%        5.4%          (1.2)%        (0.1)%
----------------------------------------------------------------------------------------------------
    1993:  Net Asset Value ......  $21.10      $22.10      $23.63          $23.30        $23.30
           Total Return .........     6.1%        4.7%        6.9%            2.5%         21.8%
----------------------------------------------------------------------------------------------------
    1992:  Net Asset Value ......  $19.04      $18.91      $19.02          $19.88        $19.88
           Total Return .........     6.0%      (0.7)%        0.6%            8.5%         14.9%
----------------------------------------------------------------------------------------------------
    1991:  Net Asset Value ......  $17.36      $17.36      $17.90          $17.96        $17.96
           Total Return .........    11.1%        0.0%        3.1%            3.2%         18.1%
----------------------------------------------------------------------------------------------------
    1990:  Net Asset Value ......  $16.48      $16.81      $15.21          $15.63        $15.63
           Total Return .........   (4.5)%        2.0%      (9.5)%            7.8%        (5.0)%
----------------------------------------------------------------------------------------------------
    1989:  Net Asset Value ......  $16.46      $18.01      $18.73          $17.26        $17.26
           Total Return .........    12.0%        9.4%        4.0%          (1.0)%         26.2%
----------------------------------------------------------------------------------------------------
    1988:  Net Asset Value ......  $13.49      $14.62      $14.94          $14.69        $14.69
           Total Return .........    14.4%        8.4%        2.2%            3.5%         31.1%
----------------------------------------------------------------------------------------------------
    1987:  Net Asset Value ......  $12.97      $13.93      $14.66          $12.61        $12.61
           Total Return .........    19.6%        7.4%        5.2%         (14.0)%         16.2%
----------------------------------------------------------------------------------------------------
    1986:  Net Asset Value ......  $10.44      $11.21      $11.29          $11.28        $11.28
           Total Return .........     4.4%(b)     7.4%        0.7%          (0.1)%         12.8%(b)
----------------------------------------------------------------------------------------------------


                                                                  Dividend History
-------------------------------------------   ------------------------------------------------------
AVERAGE ANNUAL RETURNS - MARCH 31, 1997 (a)   Payment (ex) Date   Rate Per Share  Reinvestment Price
-------------------------------------------   -----------------   --------------  ------------------
1  Year                                8.7%   December 31, 1996       $2.770           $26.42
                                              December 29, 1995       $2.000           $25.75
5  Year                               13.8%   December 30, 1994       $1.056           $22.21
                                              December 31, 1993       $0.921           $23.30
10 Year                               13.8%   December 31, 1992       $0.755           $19.88
                                              December 31, 1991       $0.505           $17.96
Life of Fund(b)                       15.5%   December 31, 1990       $0.770           $15.63
                                              December 29, 1989       $1.278           $17.26
-------------------------------------------   December 30, 1988       $0.775           $14.69
                                              January 4, 1988         $0.834           $12.07
                                              March 9, 1987           $0.505           $12.71



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.

------------------------------------------------------------------------------

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     Our focus is on free cash flow; earnings before
interest, taxes, depreciation and amortization (EBITDA)
minus the capital expenditures necessary to grow the
business. We believe free cash flow is the best barometer
of a business' value. Rising free cash flow often
foreshadows net earnings improvement. We also look at            [FIGURE]
earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as globalization of the market in filmed entertainment and telecommunications, and micro trends, such as increased focus on productivity enhancing goods and services.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET: TOO MUCH OF A GOOD THING

     Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price indices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.

     We applaud Fed Chairman Greenspan's preemptive strike against inflation. We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

     What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking

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at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples do contract, should interest rates rise.

     The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investors--those twenty and thirty something mutual fund managers who have never experienced even a substantial market correction--respond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

     While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that the substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

     We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.

TO INDEX OR NOT INDEX - THE NEW RHETORIC

     In 1995 and 1996, the S&P 500 Index proved to be a difficult benchmark for active managers of all stripes. It has been a particularly tough hurdle for value investors who have been unwilling to pay sky high price/earnings multiples for the mega-cap market darlings that have such an enormous impact on S&P 500 returns.

     There are several dynamics that have favored the largest S&P 500 stocks over the last several years. The first is the growth of S&P 500 Index funds themselves. S&P 500 Index mutual funds have grown at four times the rate of actively managed mutual funds over the last five years. So, we have seen an increasing amount of money chasing a finite number of large cap stocks and thus, on a pure supply/demand basis, indexing has been a self fulfilling prophecy. In addition, the substantial foreign money coming into the market is largely devoted to the big cap, household name stocks that dominate the S&P. Finally, active portfolio managers who have been under increasing pressure to be fully invested regardless of their concerns over equity valuations have pumped money into the large liquid stocks that comprise the S&P so that if something does go wrong, they can get out in a hurry. Finally, stocks like Microsoft, Intel, P&G, Coca-Cola and General Electric do benefit from faster growth in developing economies.

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     With all of these factors favoring S&P 500 indexing, why bother doing anything else? We offer two answers. The first is that longer term, valuations do matter. Supply and demand are powerful forces in the market, but at some stage, economic reality always asserts itself. In the early 1970's the "Nifty Fifty", a group of terrific large cap growth companies, dominated the market. The consensus was that these were "one decision" stocks which you simply had to own and didn't ever have to worry about selling . At the peak, these stocks sold at ludicrous multiples relative to their economic value. When the fertilizer hit the market fan in 1973-74, they fell off a cliff. Even after one of the great long-term bull markets in history, some of these original "nifty-fifty" stocks still have market capitalizations below their 1972-73 peaks. We have not yet witnessed that level of speculative excess in today's market favorites, but we are seeing heady multiples that don't make economic sense. At some point, investors will come to their senses and realize that even the best (soft drink, household product, software, semi-conductor, movie companyNpick one or more) is not worth a price/earnings multiple two to three times its annual earnings growth rate. Moreover, if earnings do not expand faster than revenues, and interest rates continue to provide present "real" rates of return, then overall stocks are unlikely to generate double-digit returns to investors.

     Our second response is simply that what has gone up the most is likely to fall the farthest with a major shift in investor sentiment. If and when we do see net cash outflows from equities mutual funds, we suspect index funds will get hit the hardest. Supply and demand is a two way street.

MUST CARRY

     In an upset rivaling the University of Arizona's victory over Kentucky in the 1997 NCAA basketball championship, the Supreme Court voted 5 to 4 to uphold the "must carry" provision for local broadcast companies. The must carry rule specified that cable television systems must make one-third of their channel capacity available free to local broadcasters. Led by Ted Turner, the cable television industry had challenged the rule on the grounds that it violated their First Amendment rights. The industry's economic goal was to free up channel capacity for new cable television networks providing more popular programming and paying the cable operator for channel space. The consensus of the lawyers on both sides of the issue was the cable guys would win. However, the Supreme Court decided that allowing cable operators to exclude local broadcast channels would create undue economic hardship for many broadcasters and threaten the survival of weaker independents.

     Who are the winners and losers? The broadcasters, particularly those with extensive UHF properties, get a renewed lease on life as they maintain and in some cases add to their cable audience. The entrenched cable television networks, like International Family Entertainment, Inc. (FAM - $20.375 - NYSE), BET Holdings, Inc. (BTV - $29.625 - NYSE), Gaylord Entertainment Company (GET - $21.50 - NYSE), HSN, Inc. (HSNI - $25.375 - NASDAQ) and Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ), benefit because with cable channel capacity still restrained, the value of their "slots" with cable operators increase in value. For example, the prospective value of International Family Entertainment to a News Corporation Limited (NWS - $18.00 - NYSE), which is trying to expand distribution of its programming, increases substantially. The biggest losers are the cable television network wannabes who will have to wait until cable operators complete upgrades to their systems before channel space is available.

IN THIS CORNER WEARING THE RED TRUNKS ...

     A heavyweight battle is unfolding between Hilton Hotels Corporation (HLT - $24.25 - NYSE) CEO Stephen Bollenbach and ITT Corporation (ITT - $58.875 - NYSE) Chairman Rand Araskog. Bollenbach landed the first punch with an unsolicited $56 per share offer for ITT. Araskog responded by selling off non-core assets like ITT's 50% ownership of MSG (Madison Square Garden, the Knicks, and the Rangers) to partner Cablevision Systems Corporation (CVC - $29.75 - ASE) and ITT's 6% stake in French telecommunications giant Alsthom SA (ALA - $23.75 - NYSE). ITT's Educational Services and Worldwide Yellow Pages businesses are also on the block. For the time being, Bollenbach is circling the ring waiting for Araskog to counter-attack. What does this wily veteran of many takeover battles have up his sleeve? Our guess is that, aside from serving K-rations to corporate staff, he will further build up his cash reserves for a self tender in the $60 plus per share range. If this happens, we expect Bollenbach to wade in looking for a merger. It's still too early in what should be a full fifteen rounder to predict the winner. We're betting that shareholders of both these firms will benefit from these corporate heavyweights slugging it out.

SNAPPLE, CRACK AND POP

     In another ring, Quaker Oats Company (OAT - $36.50 - NYSE) has thrown in the towel on Snapple, selling it to Triarc Companies Inc. (TRY - $17.50 - NYSE) for $300 million, $1.4 billion below the $1.7 billion it paid for the company just three years ago. Despite having egg--or is that iced tea--all over its face, Quaker Oats has become a much more attractive target for a larger food company like Nestle SA (NESAF - $1,170.95 - NASDAQ) or RJR Nabisco Holdings Corporation (RN - $32.25 - NYSE) looking for dominant market share brands like Quaker Oats' Gatorade and ready-to-eat breakfast cereals. We believe the company is worth well over $50 a share to the right buyer. Even if nothing develops on this front, Quaker Oats' earnings should be refreshing as they discontinue writing off all the goodwill on the ill-advised purchase of Snapple.

INTERVIEWS WITH MARIO J. GABELLI

          We thought we would share with you excerpts from several recent interviews with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

     GABELLI: Thirty years ago, i.e., in the 1960's, you may recall a movie entitled "The Graduate" that asked - "Where is the future?" The answer was
     - "PLASTICS". Fifteen years ago, in the "Dirty Harry" movies, starring Clint Eastwood, the catch phrase was "Go ahead - Make my day" . Even President Bill Clinton of the United States recently used this line. Today, the sound byte that best captures the expectations of the present day is summarized by a line in another movie called "Jerry Maguire". In that movie, the main character says "Show me the money." 'Show me the money' has become a popular saying in the United States. What it stands for is simple
     - What are you doing for me? Do not tell me what you are going to do. show me the bottom line. Part of that bottom line is instant gratification.

          The same applies to the investor in the U.S. market. In the last 18-24 months, the U.S. stock market has been driven by a substantial flow of funds. Now, the question is whether Federal Reserve Chairman Greenspan's recent action is signaling the end to this flow of funds that has been driving U.S.

     equity prices. So let's put the elements together. We have terrific earnings in the United States, we have had interest rates that were heading lower and we have had a massive flow of funds. When we mix that all together in a brew for the stock market, it created a powerful accelerant.

     Q: IS THE PARTY OVER?

     GABELLI: Is it over? Is Greenspan's raising of interest rates the beginning of the end? Is the U.S. stock market in the sunset of a bull market? Clearly, it is not in the sunrise. I think the market will run into a wall of volatility. The decline in interest rates, in my judgment, cannot be assumed to continue. So what we have to do is go from an overall market that was liquidity driven, to one where the risk adjusted returns will be made by being sector and stock specific. In other words, we are entering into a "market of stocks".

          Let's give you a baseline. The Standard & Poor's 500 Index is trading about 15 times the $46 to $47 per share earnings expectation for 1997. I am in the camp of those that would argue that earnings will be up 7% to 8% in 1998, even with higher interest rates. So the market is currently at 14 times expected 1998 earnings. While the market does not give us a margin of safety, it is not high, particularly if interest rates stay where they are, at 7 1/4%, relative to inflation of 3% - 3.5%. So my conclusion - it is going to be a wonderful time to make money in stock specifics.

          The environment that we could be entering may be very similar to the mid - 1980's, where there were lots of deals and take-overs. Indeed, in March you saw the first attempt at a hostile bid in Germany when Krupp Hoesch bid for Thyssen. We had not seen that before. We have already witnessed companies in the United States, starting with General Electric in 1994, doing hostile transactions. The last time the Federal Reserve raised interest rates was 1994. At that time, you did not have mergers. Now, you have a cascade of transactions. You are seeing two, three take-overs a day, driven by consolidation, buying into an industry. You also are witnessing spinoffs as companies are looking to shed divisions that do not make sense any more. Focusing on basic businesses creates substantial opportunities. We are looking at the globalization of the marketplace. What does the globalization of the market place mean for Boeing and air travel? What does it mean for vendors? What does it mean for companies that cater to the aircraft industry? We try to buy the situation where we find a company, like Sequa, that is selling at 30 cents on the dollar in relation to its value, the Chairman is 82 years old and General Electric is likely to knock on its door. That is what we do in a period that is similar to the mid-1980's, driven by a different set of dynamics, by corporations buying each other.

     Q: HOW HAS THE FUND PERFORMED IN THIS ENVIRONMENT?

     GABELLI: We hit our goal in 1996, but it looks dull because we decided not to chase technology and other momentum plays. That's not our style. Our big fund, Gabelli Asset, is designed for the investor who wants to no-load his way into the best of Graham and Dodd. We try to deliver an annual return of 10% real plus inflation, and we do it. We did a little better than 13% in 1996, and we've had five- and ten-year annualized returns of 14.6% and 15.6%.

     Q: DESCRIBE YOUR INVESTMENT STYLE?

     GABELLI: We're value investors who stick to our knitting. And our guns. One reason for our sluggish 1996 performance is that investors decided that competition, regulation, and who knows what are going to hurt the cable and telecom companies. We disagree. Time Warner, United Television, and Chris-Craft - which owns three-quarters of BHC CommunicationsNare three of our top six holdings. We also own a lot of telephone companies, which we think are in for another big round of consolidation. With MCI and British Telecom merging, you know that GTE is scouting Cable & Wireless or a lookalike, and that BellSouth, Ameritech, and all the others will be looking to partner up because of the change in critical mass. Our favorite in the global potpourri is Telefonica de Espana, which is materially undervalued and a great way to play Latin America.

     Q: TELL US MORE ABOUT WIRELESS.

     GABELLI: Dick Tracy got there first, but the rest of us are catching up fast. It's an area that hasn't been a big profit maker for investors lately, but one that could generate substantial returns as new competitors build their systems. We have a big position in the old Commonwealth Telephone, now known as C-Tec. We're also long Palmer Wireless, Century Telephone, British Columbia Telephone, and Aerial Communications.

     Q: HOW ABOUT AUTO PARTS?

     GABELLI: Federal-Mogul, which manufactures and distributes engine and clutch bearings, oil seals, and antifriction bearings for cars, trucks, and construction vehicles. Probably sounds dull, but last November the board hired a guy named Richard Snell and named him chairman and CEO. We knew Snell from Tenneco Automotive, where he boosted top-line growth by taking Monroe Shocks and Walker Mufflers into the overseas after-market. Now that he's running Federal-Mogul, we see a globalization of the business, an improving balance sheet, rising earnings, and a stock we think can double in three years.

     Q: ANY TAKEOVER PLAYS?

     GABELLI: Wynn's International, out of Nashville. Jim Carroll, who runs it, is a great manager, and the company is the dominant name in sealants, which manufacturers need when they put two parts together and don't want them to leak. The company has over $50 million in cash and no debt. I've got to believe any number of companies would love to buy it. Our clients and funds own close to 30% of the stock.

     Q: WHAT'S HAPPENING IN BROADCASTING?

     GABELLI: Everything is changing. When I started following the industry in the late Sixties, the first thing I discovered was that I needed to understand the cost structure. Programming was an integral part of costs, which meant I had to understand Hollywood. After the Berlin Wall came down, I discovered something elseNyou needed to travel far beyond Hollywood if you wanted to keep understanding broadcasting. There are 3.5 billion people around the world that have opted for capitalism and are hungry for Madonna, pizza, MTV, and all the other parts of American pop culture.

     Q: WHAT ELSE HAS CHANGED?

     GABELLI: Terrestrial broadcasting is wonderful-- free, over the air, no wires. You can beam it into your home or through DirectTV into your Winnebago. But you'll soon be able to watch TV on your PC, and Andy Grove would probably argue that broadcasters are moot.

     Q: SHOULD YOU BE DUMPING YOUR BROADCASTERS?

     GABELLI: No. Conventional over-the-air broadcasters will continue to maintain share of market because they deliver big. But the local broadcasters are another way to go, and multiples are a lot cheaper.

     Q: WHICH ONES DO YOU LIKE?

     GABELLI: United Television, which owns five TV stations. It's a company with wonderful management that is using part of its $200 million in cash to buy back stock. We also hold Ackerley Communications, which owns six TV stations and three radio stations, and Gray Communications, which dominates the Bubba BeltNHazard, Kentucky; Panama City, Florida; and Knoxville. These are niche opportunities that aren't on many institutional radar screens.

     Q: WHAT ABOUT CABLEVISION, WHICH MANY OTHER INVESTORS HAVE DUMPED?

     GABELLI: We own 3.8 million shares, or $120 million, of Cablevision Systems. They're leveraged to the teeth and about to pay $650 million they don't have for the 50% of Madison Square Garden they don't own. But CEO Chuck Dolan is the ultimate entrepreneur. Wall Street doesn't like the deal, but the Street had the same problems with Ted Turner when he paid $1 billion-plus for the MGM library. Three years later he was a hero.

     I can see the same thing happening here. It's not like Dolan just parachuted in from Mars. He's been programming the Knicks and Rangers, and he has rights to the Yankees, Mets, and Islanders, so he understands packaging. An all-sports cable TV network that carried New York City teams would probably be an incredible hit.

     Q: DO YOU STILL LIKE AMERICAN EXPRESS?

     GABELLI: For sure. CEO Harvey Golub had an analyst meeting in February where he did a good job convincing everyone that while the U.S. card business may be mature, the 30% of the American Express card business that's non-U.S. can grow 25% to 30% a year. In other words, their franchise has a potentially powerful new leg because of globalization. On top of that, they've repackaged the old IDS into something called American Express Financial Advisors, which is 8,000 salesmen doing a reasonably good job flogging mutual funds and insurance. We figure this business will do $1 billion pretax in 1997, which is a nice piece of change that a bank that wants to get into money management might like.

     Q: IS AMERICAN EXPRESS ANOTHER TAKEOVER PLAY?

     GABELLI: We're long on the fundamentals, but we wouldn't object if a takeover occurred.

     Q: HOW ABOUT GLOBALIZATION. ARE THERE ANY OTHER "GLOBAL" CONCEPTS YOU LIKE?

     GABELLI: Travel. How do all those people in China and Southeast Asia who are suddenly making money get to see the world? The answer is obvious: by air. We analyzed travel patterns and concluded the world is going to need 16,000 new planes over the next 20 years. So we own Boeing. We also own a number of Boeing suppliers, like SPS Technologies, which is the dominant manufacturer of fasteners for aircraft engines and airframes, and Coltec Industries, a leading manufacturer of landing gear. We also like Sequa, which has a division that reconditions and repairs jet engines.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money. INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

     In our year-end 1996 letter to you, we expressed our doubts about the market's ability to duplicate its substantial gains in 1995 and 1996. After getting off to a strong start, the market lost momentum and then sputtered badly at the end of the first quarter of 1997 as strong economic data re-ignited inflationary fears. As we write, the jury is still out on inflation, but long interest rates are above 7%, providing sizeable "real" rates of return. Looking ahead, we anticipate a continually volatile stock market that will have many investors on the edge of their seats. We rest somewhat more comfortably having been through such uneasy times before and having faith that our value oriented discipline will sustain us as it has in the past.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABAX. Please call us during the day for further information.




     Best wishes for a financially successful 1997!




                                        Sincerely,





                                        /s/ MARIO J. GABELLI, CFA
                                        ------------------------------------
                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer


May 1, 1997


          -----------------------------------------------------------------

                                TOP TEN HOLDINGS
                                 MARCH 31, 1997
                                 --------------

          Time Warner, Inc.                       American Brands
          American Express Company                Neiman Marcus Group, Inc.
          United Television, Inc.                 Quaker Oats
          Chris-Craft Industries, Inc.            Viacom, Inc.
          Deere & Company                         Pittway Corporation

          -----------------------------------------------------------------






NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            -----------
             COMMON STOCKS--98.3%

             AEROSPACE--0.5%
    75,000   Honeywell, Inc. ......................   $ 5,090,625
                                                      -----------
             AGRICULTURE--0.2%
   110,000   Archer-Daniels-Midland Co. ...........     1,966,250
                                                      -----------
             AUTOMOTIVE--1.2%
   220,000   General Motors Corporation............    12,182,500
                                                      -----------
             AUTOMOTIVE: PARTS AND ACCESSORIES--5.7%
    30,000   APS Holding Corporation, Class A+.....       256,875
    33,000   Borg-Warner Automotive, Inc. .........     1,406,625
   150,000   Echlin Inc. ..........................     5,100,000
   200,000   Federal-Mogul Corporation.............     4,925,000
   675,000   GenCorp Inc. .........................    12,825,000
   240,000   Genuine Parts Company.................    11,190,000
   180,000   Handy & Harman........................     2,700,000
    92,000   Johnson Controls, Inc. ...............     7,406,000
   125,000   Modine Manufacturing Company..........     3,062,500
    39,875   Myers Industries, Inc. ...............       662,922
   165,000   Quaker State Corporation..............     2,536,875
    10,000   Republic Automotive Parts, Inc.+......       175,000
   115,000   Standard Motor Products, Inc. ........     1,509,375
    13,200   Superior Industries
              International, Inc...................       298,650
   100,600   TransPro Inc. ........................       892,825
   160,000   UAP Inc., Class A.....................     1,964,963
    60,000   Wynn's International, Inc. ...........     1,387,500
                                                      -----------
                                                       58,300,110
                                                      -----------
             AVIATION: PARTS AND SERVICES--3.1%
    10,000   BE Aerospace Inc.+....................       245,000
    85,000   Boeing Co. ...........................     8,383,125
   420,000   Coltec Industries Inc.+...............     7,770,000
   101,000   Curtiss-Wright Corporation............     5,403,500
    50,000   General Motors Corporation, Class H...     2,712,500
    60,000   Hi-Shear Industries Inc. .............       142,500
    40,000   Hudson General Corporation............     1,490,000
   105,000   Precision Castparts Corp. ............     5,355,000
                                                      -----------
                                                       31,501,625
                                                      -----------
             BROADCASTING--5.8%
   409,122   Chris-Craft Industries, Inc. .........    16,211,466
    67,527   Chris-Craft Industries, Inc.,
              Class B(a)...........................     2,675,749
   115,000   Gray Communications Systems, Inc.,
              Class B..............................     1,955,000
   315,000   Grupo Televisa S.A., GDR+.............     7,835,625
    76,000   Liberty Corporation...................     3,192,000
    53,000   LIN Television Corporation+...........     1,921,250
   100,000   Paxson Communications Corporation,
              Class A+.............................     1,075,000
   420,000   Television Broadcasting Ltd. ORD......     1,707,383
   247,500   United Television, Inc................    21,687,188
    60,000   Westinghouse Electric Corp............     1,065,000
                                                      -----------
                                                       59,325,661
                                                      -----------
             BUSINESS SERVICES--1.7%
    42,000   BBN Corporation+......................       698,250
    50,000   Berlitz International, Inc., New+.....     1,118,750
    50,000   Ecolab Inc. ..........................     1,900,000
    12,546   Hach Company..........................       222,692
    85,000   International Business Machines
              Corporation..........................    11,676,875

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            -----------
    71,000   Landauer, Inc. .......................   $ 1,491,000
    72,000   Nashua Corporation....................       864,000
                                                      -----------
                                                       17,971,567
                                                      -----------
             CABLE--4.1%
    70,000   BET Holdings, Inc., Class A+..........     2,073,750
   213,000   Cablevision Systems Corporation,
              Class A+.............................     6,336,750
    40,000   Comcast Corporation, Class A..........       655,000
    30,000   Comcast Corporation, Class A,
              Special..............................       506,250
   400,000   International Family Entertainment,
              Inc., Class B+.......................     8,150,000
    40,000   Shaw Communications Inc., Class B.....       281,741
    30,000   Shaw Communications Inc., Class B,
              Conv.................................       211,306
   100,000   TCI Satellite Entertainment Inc.,
              Class A+.............................       775,000
   810,000   Tele-Communications, Inc., Class A+...     9,720,000
   574,500   Tele-Communications, Inc./Liberty
              Media Group, Class A+................    11,454,094
    60,000   United International Holdings, Inc.,
              Class A+.............................       570,000
    50,000   US WEST Media Group+..................       931,250
                                                      -----------
                                                       41,665,141
                                                      -----------
             CLOSED-END FUNDS--0.1%
    85,322   Royce Value Trust, Inc. ..............     1,002,534
                                                      -----------
             COMMUNICATIONS EQUIPMENT--0.2%
   115,000   Allen Telcom Inc. ....................     2,012,500
                                                      -----------
             CONSUMER PRODUCTS--8.1%
   350,000   American Brands, Inc. ................    17,718,750
   475,000   Carter-Wallace, Inc. .................     6,471,875
   220,000   Church & Dwight Co., Inc. ............     6,325,000
    22,000   Culbro Corporation+...................     2,062,500
    60,000   Department 56, Inc.+..................     1,042,500
    35,000   Eastman Kodak Company.................     2,655,625
   155,000   Fieldcrest Cannon, Inc.+..............     2,460,625
    62,000   First Brands Corporation..............     1,519,000
   130,000   General Electric Company..............    12,902,500
    62,000   Gillette Company......................     4,502,750
    23,000   Harley Davidson, Inc. ................       779,125
   196,000   Ralston Purina Group..................    15,312,500
    80,000   Scotts Company, Class A+..............     1,840,000
   120,000   Syratech Corporation+.................     3,840,000
    85,000   Tambrands Inc.........................     3,644,375
                                                      -----------
                                                       83,077,125
                                                      -----------
             CONSUMER SERVICES--1.1%
   285,000   HSN, Inc.+............................     7,231,875
   205,000   Rollins, Inc. ........................     3,843,750
    50,000   Ticketmaster Group Inc.+..............       637,500
                                                      -----------
                                                       11,713,125
                                                      -----------
             DIVERSIFIED INDUSTRIAL--3.4%
    12,000   Anixter International Inc.+...........       148,500
   225,000   Crane Co. ............................     7,059,375
    82,000   GATX Corporation......................     4,007,750
   185,000   ITT Industries Inc. ..................     4,139,375
   150,000   Katy Industries, Inc. ................     2,343,750
     6,500   Kyocera Corporation, ADR..............       739,375
   345,000   Lamson & Sessions Co.+................     2,716,875
   166,000   Lawter International, Inc. ...........     1,929,750
    18,000   Minnesota Mining and Manufacturing
              Company..............................     1,521,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            ------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED INDUSTRIAL (CONTINUED)
    70,000   National Service Industries, Inc. ....   $  2,738,750
    80,000   Thomas Industries Inc. ...............      1,880,000
   200,000   Trinity Industries, Inc. .............      6,075,000
                                                       -----------
                                                        35,299,500
                                                       -----------
             ELECTRONICS--0.1%
     2,000   Hitachi, Ltd., ADR....................        175,750
    11,000   Imation Corporation+..................        275,000
    10,000   Sony Corporation, ADR.................        691,250
                                                       -----------
                                                         1,142,000
                                                       -----------
             ENERGY--3.5%
    50,000   Atlantic Richfield Company............      6,631,250
    30,000   British Petroleum Company plc, ADR....      4,117,500
    30,000   Chevron Corporation...................      2,088,750
   165,000   Eastern Enterprises...................      5,094,375
    60,000   Enron Oil & Gas Company...............      1,245,000
    90,000   Exxon Corporation.....................      9,697,500
    20,000   Halliburton Company...................      1,355,000
   150,000   Southwest Gas Corporation.............      2,606,250
    30,000   Texaco Inc. ..........................      3,285,000
                                                       -----------
                                                        36,120,625
                                                       -----------
             ENTERTAINMENT--6.0%
   110,000   EMI Group plc, Sponsored ADR..........      1,952,500
   260,000   Gaylord Entertainment Company, Class
              A....................................      5,590,000
   107,000   GC Companies, Inc.+...................      4,199,750
   145,000   Havas, Sponsored ADR..................      2,610,000
    20,000   PolyGram NV...........................        985,000
   697,000   Time Warner Inc. .....................     30,145,250
    11,000   Todd-AO Corporation, Class A..........        107,250
   220,000   Viacom Inc., Class A+.................      7,177,500
   210,000   Viacom Inc., Class B+.................      6,956,250
    20,000   Walt Disney Company...................      1,460,000
                                                       -----------
                                                        61,183,500
                                                       -----------
             EQUIPMENT AND SUPPLIES--11.7%
   355,000   AMETEK, Inc. .........................      7,499,375
   100,000   AMP Incorporated......................      3,437,500
    28,000   Amphenol Corporation, Class A+........        700,000
   145,000   AptarGroup, Inc. .....................      5,546,250
    60,000   Caterpillar Inc.......................      4,815,000
    65,000   CLARCOR Inc...........................      1,503,125
   100,000   CTS Corporation.......................      5,100,000
   420,000   Deere & Company.......................     18,270,000
   222,000   Donaldson Company, Inc................      7,714,500
     5,000   Duriron Company, Inc..................        110,000
    40,000   EG&G Inc..............................        835,000
   163,600   Gerber Scientific, Inc................      2,535,800
   510,000   IDEX Corporation......................     11,985,000
    86,000   Ingersoll-Rand Company................      3,751,750
   200,000   Kollmorgen Corporation................      2,750,000
    90,000   Lufkin Industries, Inc. ..............      1,985,625
    55,000   Manitowoc Company, Inc. ..............      1,986,875
   229,500   Mark IV Industries, Inc. .............      5,393,250
   450,000   Navistar International Corporation+...      4,218,750
    10,000   PACCAR Inc. ..........................        667,500
   136,500   Pittway Corporation...................      6,961,500
   172,500   Pittway Corporation, Class A..........      8,366,250

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            ------------
    60,000   Sequa Corporation, Class A+...........   $  2,677,500
    86,000   Sequa Corporation, Class B+...........      4,418,250
    84,000   SPS Technologies, Inc.+...............      5,670,000
    20,000   TRINOVA Corporation...................        670,000
    15,000   Valmont Industries, Inc. .............        585,000
                                                      ------------
                                                       120,153,800
                                                      ------------
             FINANCIAL SERVICES--5.8%
         1   Al-Zar Ltd.+(a).......................            350
   400,000   American Express Company..............     23,950,000
       220   Berkshire Hathaway Inc.+..............      7,964,000
    70,000   Commerzbank AG, Sponsored ADR.........      1,946,875
   150,000   Deutsche Bank AG, Sponsored ADR.......      8,250,000
    90,000   H&R Block Inc. .......................      2,643,750
   215,000   Lehman Brothers Holdings Inc. ........      6,261,875
    86,000   Midland Company.......................      3,440,000
    30,000   Salomon Inc. .........................      1,496,250
    25,000   State Street Boston Corporation.......      1,734,375
    20,000   SunTrust Banks, Inc. .................        927,500
    11,941   Transamerica Corporation..............      1,068,719
     8,000   Value Line, Inc. .....................        264,000
                                                      ------------
                                                        59,947,694
                                                      ------------
             FOOD AND BEVERAGE--8.2%
    76,300   Brown-Forman Corporation, Class A.....      3,614,712
    93,763   Chock Full o'Nuts Corporation.........        550,858
    46,000   Coca-Cola Company.....................      2,570,250
    17,000   CPC International Inc. ...............      1,394,000
    50,000   Delchamps, Inc. ......................      1,206,250
     4,500   Farmer Brothers Company...............        607,500
    70,000   General Mills, Inc. ..................      4,348,750
    35,000   Heinz Company (H.J.)..................      1,382,500
    60,000   Hershey Foods Corporation.............      3,000,000
    82,000   Kellogg Company.......................      5,514,500
    25,000   LVHM Moet Hennessy Louis Vuitton,
              Sponsored ADR........................      1,193,750
   390,000   PepsiCo, Inc. ........................     12,723,750
   465,000   Quaker Oats Company...................     16,972,500
    50,000   Ralcorp Holdings, Inc.+...............        512,500
    20,000   Rykoff-Sexton, Inc. ..................        352,500
   280,000   Seagram Company Ltd. .................     10,710,000
    60,914   Tootsie Roll Industries, Inc. ........      2,733,525
   300,000   Whitman Corporation...................      7,350,000
   125,000   Wrigley (Wm.) Jr. Company.............      7,296,875
                                                      ------------
                                                        84,034,720
                                                      ------------
             HEALTH CARE--2.8%
    13,000   Amgen Inc.+...........................        726,375
    20,000   Biogen, Inc.+.........................        747,500
    10,000   BioWhittaker, Inc.+...................         86,250
    45,000   Chiron Corporation+...................        838,125
   100,000   Genentech, Inc.+......................      5,712,500
   100,000   Johnson & Johnson.....................      5,287,500
    70,000   Mallinckrodt Inc. ....................      2,878,750
    70,000   Merck & Co., Inc. ....................      5,897,500
    81,000   Pfizer Inc. ..........................      6,814,125
                                                      ------------
                                                        28,988,625
                                                      ------------
             HOTELS/GAMING--2.9%
    80,000   Circus Circus Enterprises, Inc.+......      2,080,000
    40,000   GTECH Holdings Corporation+...........      1,205,000
    12,000   Harrah's Entertainment Inc.+..........        205,500

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            -----------
             COMMON STOCKS (CONTINUED)
             HOTELS/GAMING (CONTINUED)
   430,000   Hilton Hotels Corporation.............   $10,427,500
   180,000   ITT Corporation, New+.................    10,597,500
   200,000   Ladbroke Group plc....................       740,340
   195,000   Mirage Resorts, Incorporated+.........     4,143,750
    25,000   Santa Anita Realty Enterprises, Inc...       681,250
                                                      -----------
                                                       30,080,840
                                                      -----------
             HOUSING RELATED--0.3%
   165,000   Nortek, Inc.+.........................     3,238,125
     4,333   Nortek, Inc., Special Common+(a)......        67,161
                                                      -----------
                                                        3,305,286
                                                      -----------
             METALS AND MINING--0.7%
    30,000   Barrick Gold Corporation..............       712,500
   110,000   Echo Bay Mines Ltd....................       728,750
    45,000   Homestake Mining Company..............       680,625
    33,000   Newmont Gold Company..................     1,324,125
   310,000   Pegasus Gold Inc.+....................     2,518,750
    17,500   Placer Dome Inc. .....................       317,188
   200,000   Royal Oak Mines Inc.+.................       637,500
                                                      -----------
                                                        6,919,438
                                                      -----------
             PAPER AND FOREST PRODUCTS--1.3%
   175,000   Greif Bros. Corporation, Class A......     4,845,312
   112,500   St. Joe Corp..........................     8,310,937
                                                      -----------
                                                       13,156,249
                                                      -----------
             PUBLISHING--3.1%
    75,000   American Media Inc., Class A+.........       440,625
    10,000   Dow Jones & Company Inc. .............       406,250
     5,000   E.W. Scripps Company, Class A.........       163,125
   300,000   Golden Books Family Entertainment,
              Inc.+................................     2,775,000
    60,000   Harcout General, Inc. ................     2,790,000
    43,750   McClatchy Newspapers, Inc., Class A...     1,044,531
   120,000   McGraw-Hill Companies, Inc. ..........     6,135,000
   370,000   Media General, Inc., Class A..........    10,498,750
    90,000   Meredith Corporation..................     2,081,250
    80,000   New York Times Company, Class A.......     3,530,000
    15,000   News Corporation Limited, ADS.........       270,000
    27,000   Reader's Digest Association, Inc.,
              Class B..............................       729,000
 1,650,000   Seat SpA..............................       573,999
                                                      -----------
                                                       31,437,530
                                                      -----------
             REAL ESTATE--0.6%
   330,000   Catellus Development Corporation+.....     5,032,500
    12,000   Florida East Coast Industries,
              Inc. ................................     1,176,000
                                                      -----------
                                                        6,208,500
                                                      -----------
             RETAIL--2.4%
    46,000   Aaron Rents, Inc. ....................       529,000
    20,000   Aaron Rents, Inc., Class A............       215,000
   160,000   Burlington Coat Factory Warehouse
              Corporation+.........................     2,880,000
   178,600   Earl Scheib, Inc.+....................     1,116,250
    50,000   Fingerhut Companies, Inc. ............       700,000

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            -----------
   100,000   Lillian Vernon Corporation............   $ 1,400,000
   675,000   Neiman Marcus Group, Inc.+............    17,381,250
    27,500   THORN plc, ADR+.......................       305,938
                                                      -----------
                                                       24,527,438
                                                      -----------
             RETAIL: FOOD AND DRUG--0.9
   100,000   Albertson's, Inc. ....................     3,400,000
    25,000   American Stores Company...............     1,112,500
    70,000   Giant Food Inc., Class A..............     2,240,000
    45,000   Kroger Co.+...........................     2,283,750
                                                      -----------
                                                        9,036,250
                                                      -----------
             SPECIALTY CHEMICAL--0.7%
   250,000   Ferro Corporation.....................     7,500,000
                                                      -----------
             TELECOMMUNICATIONS--7.6%
   120,000   Aliant Communications Inc. ...........     1,980,000
   170,000   AT&T Corp. ...........................     5,907,500
   100,000   BC TELECOM Inc. ......................     2,185,299
   150,000   BCE Inc...............................     6,900,000
    22,500   BellSouth Corporation.................       950,625
   100,000   Cable & Wireless plc, Sponsored ADR...     2,375,000
   270,000   C-TEC Corporation+....................     7,627,500
    46,500   C-TEC Corporation, Class B+...........     1,365,937
    65,000   Frontier Corporation..................     1,161,875
    27,000   Globalstar Telecommunications+........     1,444,500
   190,000   GTE Corporation.......................     8,858,750
    35,000   Hong Kong Telecommunications Ltd.,
              Sponsored ADR........................       573,125
    55,000   Motorola, Inc. .......................     3,320,625
    25,000   Northern Telecom Limited..............     1,634,375
   175,000   Rogers Communications, Inc., Class
              B+...................................     1,094,461
    25,000   Koninklijke PTT Nederland NV,
              Sponsored ADR........................       906,250
    20,000   SBC Communications Inc................     1,052,500
    40,000   Southern New England
              Telecommunications Corporation.......     1,435,000
   125,000   Sprint Corporation....................     5,687,500
   162,000   STET--Societa Finanziaria Telefonica
              SpA, Sponsored ADR...................     7,026,750
 1,400,000   Telecom Italia SpA ORD................     3,501,574
    88,000   Telecomunicacoes Brasileiras SA
              (Telebras), Sponsored ADR............     9,009,000
    65,224   Telecomunicacoes de Sao Paulo SA
              (Telesp)+............................        16,318
    17,500   Telefonica de Espana, Sponsored ADR...     1,255,625
    18,000   Telefonos De Mexico SA, Class L,
              ADR..................................       693,000
                                                      -----------
                                                       77,963,089
                                                      -----------
             TRANSPORTATION--0.8%
   105,000   AMR Corporation+......................     8,662,500
                                                      -----------
             WIRELESS COMMUNICATIONS--3.7%
   190,000   AirTouch Communications Inc.+.........     4,370,000
    22,500   Associated Group, Inc., Class A+......       849,375
    18,500   Associated Group, Inc., Class B+......       670,625
   385,000   Century Telephone Enterprises,
              Inc. ................................    11,357,500
   200,000   COMSAT Corporation, Series 1..........     4,875,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                 VALUE(C)
----------                                            --------------
             COMMON STOCKS (CONTINUED)
             WIRELESS COMMUNICATIONS (CONTINUED)
    65,000   NEXTEL Communications, Inc.,
              Class A+.............................   $      869,375
 2,400,000   Telecom Italia Mobile SpA.............        6,909,582
   150,000   Telephone and Data Systems, Inc. .....        5,756,250
   110,000   360 degrees Communications Company+...        1,897,500
                                                      --------------
                                                          37,555,207
                                                      --------------
TOTAL COMMON STOCKS................................    1,009,031,554
                                                      --------------
             PREFERRED STOCKS--0.3%
             CONSUMER PRODUCTS--0.1%
    30,000   Fieldcrest Cannon, Inc., Series A,
              6.00%, Conv. Pfd., 144A(d)...........        1,260,000
                                                      --------------
             EQUIPMENT AND SUPPLIES--0.1%
    19,000   Sequa Corporation, $5.00, Cumulative
              Conv. Pfd. ..........................        1,434,500
                                                      --------------
             METALS AND MINING--0.0%
    10,000   Freeport-McMoRan Inc., Depository
              Shares, 7.00%, Cumulative Conv.
              Pfd. ................................          282,500
                                                      --------------
             TELECOMMUNICATIONS--0.1%
    10,000   Sprint Corporation, 8.25%,
              Conv. Pfd............................          343,750
 1,521,945   Telecomunicacoes de Sao Paulo SA
              (Telesp), Preference Shares..........          386,503
                                                      --------------
                                                             730,253
                                                      --------------
TOTAL PREFERRED STOCKS.............................        3,707,253
                                                      --------------
             COMMON STOCK WARRANTS AND RIGHTS--0.0%
     3,068   Globalstar Telecommunications, Rights,
              expires 04/30/1997+..................           82,841
    60,000   Jacor Communications Inc., Warrants,
              expires 09/18/2001+..................          105,000
                                                      --------------
TOTAL COMMON STOCK WARRANTS AND RIGHTS.............          187,841
                                                      --------------

 PRINCIPAL
  AMOUNT
-----------
              CORPORATE BONDS--0.3%
              AUTOMOTIVE PARTS AND
               ACCESSORIES--0.0%
 $  400,000   GenCorp Inc., Conv. Sub. Deb.,
               8.00% due 08/01/2002..............             469,000
                                                       --------------
              ENTERTAINMENT--0.3%
FRF 593,750   Havas, Conv. Bonds,
               Payment-in-kind, 3.00% due
               12/31/1997........................             134,433
$ 2,700,000   Viacom Inc., Sub. Deb., 8.00% due
               07/07/2006........................           2,527,875
                                                       --------------
                                                            2,662,308
                                                       --------------
TOTAL CORPORATE BONDS............................           3,131,308
                                                       --------------
TOTAL INVESTMENTS (Cost $659,907,205)(b)...  98.9%      1,016,057,956
OTHER ASSETS AND LIABILITIES (NET).........   1.1          11,015,613
                                            -----      --------------
NET ASSETS APPLICABLE TO 38,046,372 SHARES
 OF BENEFICIAL INTEREST OUTSTANDING........ 100.0%     $1,027,073,569
                                            ======     ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE...........................            $        27.00
                                                       ==============

---------------

(a) Security fair valued by the Board of Trustees.
(b) Aggregate cost for Federal tax purposes was $660,949,738. Net unrealized appreciation for Federal tax purposes was $355,108,218 (gross unrealized appreciation was $375,210,537 and gross unrealized depreciation was $20,102,319).
(c) Securities traded on a national securities exchange are valued at the last sale price as of the close of business on the day the securities are being valued. Securities for which no sale was reported on that day and over-the-counter securities are valued at the mean between the last reported bid and asked prices. U.S. Government obligations and other debt instruments with 60 days or less to maturity are valued at amortized cost which approximates market value. Short-term investments with greater than 60 days to maturity are valued at the highest independent bid price as quoted by market makers.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  + Non-income producing security
ADR -- American Depositary Receipt ADS -- American Depositary Share
FRF -- French Franc GDR -- Global Depositary Receipt ORD -- Ordinary Share

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl                   [PHOTOGRAPH]
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino                THE
Former Senior                   Certified Public Accountant
Vice President                  Professor, Pace University          GABELLI
Dollar Dry Dock Savings Bank
                                                                    ASSET
Anthony J. Colavita             Anthonie C. van Ekris
Attorney-at-Law                 Managing Director                   FUND
Anthony J. Colavita, P.C.       BALMAC International, Inc.

James P. Conn                   Salvatore J. Zizza
Managing Director and           Chairman, Chief
Chief Investment Officer        Executive Officer
Financial Security Assurance    The Lehigh Group, Inc.
Holdings Ltd.

               OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Bruce N. Alpert
Portfolio Manager               President and Treasurer

James E. McKee
Secretary


                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

-----------------------------------------
This report is submitted for the general                   FIRST QUARTER REPORT
information of the shareholders of The                           MARCH 31, 1997
Gabelli Asset Fund. It is not authorized
for distribution to prospective investors
unless preceded or accompanied by an
effective prospectus.
-----------------------------------------